Exhibit 10.44 Consulting agreement with Daniel M. Mulvena

                                 Magna-Lab Inc.
                        6800 Jericho Turnpike, Suite 120W
                                Syosset, NY 11791

Daniel M. Mulvena
6 Fuller Lane
Marblehead, MA 01445

Dear Mr. Mulvena:

It is my pleasure to offer you the opportunity to serve as a consultant to, as Chairman of the Board of Directors (the "Board") and Chief Executive Officer of Magna-Lab, Inc. (the "Company") on the following terms and conditions which shall constitute your agreement (the "Agreement") with the Company.

20. Start Date; Term: This Agreement shall reflect agreement reached in November 1999 and become effective for services subsequent to that date and shall be for a term shall that ends on the third anniversary of April 1, 2001 (the "Term"), subject to earlier termination as provided herein.

21. Duties: You shall serve as Chairman and Chief Executive officer to the Company providing leadership and direction and overall management of all of the business development and operation of the business. Given the stage of the Company's development, you would be expected to spend up to 50% of your consulting time on the business of the Company up to and until such time as the Company determines to retain a full time CEO. You would be expected to participate in the selection of such CEO and your role, upon his/her retention would include transition support to ensure that suich individual can appropriately assume their responsibilities. Upon such retention you would remain as Chairman of the Board of Directors and a consultant to the Company.

      During the term of this Agreement, you shall devote such time as is reasonably necessary to perform the duties and responsibilities referred to in this Section 1 and it is explessly understood that such time is expected to approximate 50% of your business time and that the remaining time will be spend on other business activities which are not competitive with the actiities of the Company. You shall report to the Company's Board of Directors.

22. Fees: In consideration for your consulting services, you shall receive consulting fee as follows: from November 1999 through March 2001, $1,700.00 per day for your services and for the services of any executive associates you engage; from April 1, 2001 to June 30, 2001, $13,600 per month; from July 1, 2001 to December 31, 2001, $6,800, from January 1, 2002 until December 31, 2003, $1,700 per month. Such fees from April 2001 onward are based upon 8 days per month, 4 days per month and 1 day per month, respectively. If actual time incurred regularly exceeds this projected level of effort, they


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      will be billed based upon $1,700 per day or pro-rated amount for part days. Such fees will be due on the first business day of the succeeding month. Because you, and any executive associates you bring on, are operating as an independent contractor to the Company, the Company will not be required to withhold federal and state income, social security and other taxes and you will be required to pay such taxes directly. Additionally the company will pay you a monthly allowance for the cost of your health insurance and will pay for your reasonable out of pocket expenses including travel food and lodging expenses during such travels at the appropriate level suitable to your position (i.e. Air Travel: Business Class for flights, Hotels : Executive Business standard etc.).

23. Stock Option. You shall be granted an option, under the Company's Stock Option Plan, to purchase 1,300,000 shares of the common stock of the Company, subject to the terms of the Company's Option Plan and such other terms as are set forth in the applicable option agreement (the "Option") which has been provided to you.

      In the event of a Change in Control (as defined below), notwithstanding anything contained herein to the contrary, any portion of the Option that has not yet vested shall immediately vest and be exercisable by you within sixty days following the consummation of the Change in Control. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the shares of the common stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company, or
      (ii) the stockholders of the Company approve a plan for liquidation or dissolution of the Company, or (iii) any person (as such term is defined in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is not currently an affiliate of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the outstanding common stock of the Company, in all cases excluding the financings contemplated with Allan Peres and Noga. Notwithstanding the foregoing, in the event the definition of Change in Control herein is inconsistent with the terms in Option Plan then such definition shall be modified so that it is consistent with the Option Plan.

24. Cessation of Services: In the event you shall cease to provide consulting services to the Company for any reason, then your compensation shall cease on the date of such event, except as otherwise provided herein. All amounts due and payable through the date of termination as defined below, shall be paid to you by the company within seven days of the date of termination.

25. Proprietary Rights and Confidentiality: As a condition of your retention as a Undersigned, you shall execute, contemporaneously with the execution of this agreement, the Proprietary Rights and Confidentiality Agreement attached as Exhibit 1 and incorporated herein by reference.


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26. No Interference:. During the period that you are providing services for the Company, you shall not engage in any activity which conflicts or interferes with or derogates from the performance of your duties hereunder.

27. Termination: The Company may terminate this Agreement for Cause (as hereinafter defined), in the event of your Disability (as hereinafter defined), or in the event of your retirement or death, in which case the provisions of subsection 8.1 shall apply. The Company may also terminate this Agreement for any other reason by 90 days' prior written notice to you, in which case the provisions of subsection 8.2 shall apply. You may terminate this Agreement by your voluntary resignation by 30 days' prior written notice to the Company, in which case the provisions of subsection
      8.1 shall apply.

      27.1. Termination for Cause; Termination by Reason of Death or Retirement or Voluntary Resignation:

                  In the event that your retention hereunder is terminated
            during the Term by the Company for Cause (as hereinafter defined), then the entire Option shall immediately terminate and be no longer exercisable. In the event that your retention hereunder is terminated during the Term by reason of your voluntary resignation, then the portion of the Option that has not vested as of the date of such termination shall be cancelled. In the event that your retention hereunder is terminated during the Term by reason of your death, disability or retirement, then the portion of the Option that has not vested as of that date of such termination shall be automatically vested, and your heir's right or your right , as the case may be , to exercise the vested portion of the option shall expire 12 months thereafter. Additionally, you shall receive the fees that you have accrued under Section 4 through the date of termination.

      For purposes of this Agreement, "Cause" shall mean (i) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) engaging in any substantiated act involving moral turpitude; (iii) engaging in any act which subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (iv) gross neglect or misconduct in the performance of your duties hereunder;
      (v) willful or repeated failure or refusal to perform such duties as may be delegated to you commensurate with your position; or (vi) breach of any material provision of this Agreement by you.

      27.2. Termination By Company For Any Other Reason: In the event that your retention hereunder is terminated by the Company during the Term for any reason other than as provided in Section 8.1 hereof, then the entire Option shall accelerate and be exercisable according to their terms. Additionally, you shall receive the fees that you have accrued under Section 4 through the date of termination plus a payment equal to the previous years fees plus health insurance for such period[language on fees for Subs.].

      27.3. Definition: The term "date" of termination as used throughout this Agreement shall be deemed to include the entire notice period prior to any termination.


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28. Insurance and Indemnification: For such period that you remain a director of the Company, the Company shall maintain directors' liability insurance in an amount not less than $1,000,000.

      To the extent permitted by New York law, the Company shall indemnify you for any liability not covered by the Company's directors' insurance policy for your acts or omissions performed in your capacity as a member of the Board. It is anticipated that you will enter into an indemnification agreement with the Company which, when entered into, will supercede the provisions of this paragraph.

29. Independent Contractor Status: It is agreed that you are acting as an independent contractor, and under no circumstances shall be deemed as an employee of the Company for any purpose. This Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity or to make commitments of any kind for the account of or on behalf of the other except to the extent and for the purposes expressly provided for herein.

30. Arbitration: With the exception of an action for equitable relief arising from a breach of the Proprietary Rights and Confidentiality Agreement, any controversy between you and the Company or between you and any employee of the Company arising out of or related to your employment with the Company, including, but not limited to, claims of race, age, gender, religious, or national origin discrimination under federal, state or local laws and those involving the construction or application of any of the terms, provisions or conditions of this Agreement, shall be settled by arbitration in accordance with the then current employment dispute resolution rules of the American Arbitration Association, and the arbitrators shall be empowered to award any relief which could be awarded by any court of competent jurisdiction for such dispute brought before such court. Judgment on the award rendered by the arbitrator(s) may be rendered by any court having jurisdiction thereof. The parties shall each bear their own legal fees associated with this arbitration. The location of the arbitration shall be in New York, New York.

      In the event of a breach of the Proprietary Rights and Confidentiality Agreement, you or the Company shall be entitled to institute proceedings in any court of competent jurisdiction to obtain equitable relief, including, but not limited to, specific performance or an injunction against performance of any acts, without the posting of a bond. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

31. Entire Agreement: This Agreement constitutes the entire agreement between you and the Company pertaining to the subject matter hereof, and supersedes all prior or contemporaneous written or oral agreements and understandings with you in connection with the subject matter hereof.


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32. Governing Law; Jurisdiction: This Agreement and the rights and obligations hereunder shall be governed by the laws of the State of New York (without reference to its rules as to conflicts of laws), and you and the Company specifically consent to the jurisdiction of the courts of the State of New York or the United States District Courts for the Southern or Eastern Districts of New York over any action or arbitration arising out of or related to this Agreement and consent to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint therein directed to you at the address of your residence (as reflected in the Company's records or otherwise designated by you on 30 days prior written notice to the Company) and to the Company's designated agent for service of process.

33. Amendment: This Agreement may be amended only by a writing which makes express reference to this Agreement as the subject of such amendment and which is signed by you and, on behalf of the Company, by a duly authorized officer thereof.

34. Severability: If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful. In this regard, you acknowledge that the provisions of the Proprietary Rights and Confidentiality Agreement are reasonable and necessary for the protection of the Company

35. Construction: The headings and captions of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or you. The use herein of the word "including," when following any general provision, sentence, clause, statement, term or matter, shall be deemed to mean "including, without limitation." As used herein, "Company" shall mean the Company and its subsidiaries and any purchaser of, successor to or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) of all or substantially all of the Company's business or assets which is obligated to perform this Agreement by operation of law or otherwise. As used herein, the words "day" or "days" shall mean a calendar day or days.

36. Nonwaiver: Neither any course of dealing nor any failure or neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by its duly authorized officer

37. Notices: Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent


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      by certified or registered mail, return receipt requested, with postage prepaid, to your residence (as reflected in the Company's records or as otherwise designated by you on thirty (30) days' prior written notice to the Company) or to the Company's principal executive office, attention:
      Chief Executive Officer or Secretary, as the case may be. All such notices, requests, consents and approvals shall be effective five (5) business days after being deposited in the United States mail. However, the time period in which a response thereto must be given shall commence to run from the date of receipt on the return receipt of the notice, request, consent or approval by the addressee thereof. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice was given as provided herein, shall be deemed to be receipt of the notice, request, consent or approval sent.

      If you wish to accept this offer, please sign in the space provided below. By so signing, you acknowledge that you have received no inducements or representations other than


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      those set forth in this letter which caused you to accept this offer of employment. We look forward to having you join us.

                                          Very truly yours,

                                          Magna-Lab Inc.


                                          By
                                            -----------------------------
                                          Name:
                                          Title:

Offer Accepted:

Full Name:
          -------------------------------
                   [Please Print]


Signature:
          -------------------------------
Date:
     ------------------------------------


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                PROPRIETARY RIGHTS AND CONFIDENTIALITY AGREEMENT

In return for new or continued service to Magna-Lab Inc. (the "Company"), the undersigned acknowledges and agrees as follows:

      11.   For the purposes of this Agreement:

            a) "Information" shall mean any and all discoveries, ideas, facts, or any other information relating, directly or indirectly, to the operation of the Company's business, of whatever type and in whatever form, which is disclosed or otherwise made available to the undersigned by the Company in confidence, including, but not limited to, all information relating to personnel, sales, customers and financial and scientific matters of the Company, and any other discoveries, ideas, business plans, or facts relating to any of the foregoing, whether developed by the undersigned or by others;

            b) "Trade Secret" shall mean any and all Information that derives independent economic value, actual or potential, from not being generally known to persons who can obtain economic value from its disclosure or use, and that is the subject of reasonable efforts by Company to maintain its secrecy.

            c) "Inventions" shall mean Information, Trade Secrets and, to the extent they relate, directly or indirectly, to the Company's business, designs, trademarks, discoveries, formulae, processes, manufacturing techniques, Trade Secrets, Information, improvements, ideas, inventions and copyrightable works.

      12. The undersigned understands that any and all Information and Trade Secrets are received or developed by him/her and are disclosed to him/her in confidence, and are to be used only for the purposes for which they are provided. During the term of his agreement with Company and thereafter, The undersigned shall not, directly or indirectly, except as required by the normal business of the Company or expressly consented to in writing by the Board of Directors of the Company:

            a) Disclose, publish or make available any Information or Trade Secrets, other than to an employee, officer or director of the Company who, in the reasonable exercise of Undersigned's judgment, needs to know such Information or Trade Secrets in order to perform his or her duties to the Company;

            b) Sell, transfer or otherwise use or exploit or permit the sale, transfer, use or exploitation of the Information or Trade Secrets for any purposes other than those for which they were provided;

            c) Remove from the Company's premises or retain upon termination any Information or Trade Secrets, any copies thereof or any tangible or retrievable materials containing or constituting Information or Trade Secrets.


                                   Exhibit 1
                                       1

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      13.   Upon termination of Undersigned's services or upon request by the
            Company, Undersigned shall return to the Company all tangible forms of Information and Trade Secrets.

      14. Consultant agrees to cooperate with the Company both during and after the Undersigned has ceased to provide services to the Company in obtaining and enforcing patents, copyrights, and other protection of the Company's rights in Inventions. This section does not apply to any Inventions:

            a) For which no equipment, supplies, facility, or Trade Secrets of the Company were used;

            b)    Which were developed entirely on 's own time; and

            c) Which do not relate at the time of conception or reduction to practice to the Company's current business or its actual or demonstrably anticipated research or development, or which do not result from any work performed by for the Company.

      15. Undersigned certifies that he has no continuing obligations to third parties with respect to the assignment of Inventions or rights to Inventions, nor does claim any previous, unpublished Inventions within the scope of this Agreement as 's own, except for the Inventions, if any, which has listed in Appendix A to this Agreement.

      16. Undersigned certifies that there is no other contract or duty on Undersigned's part that would interfere with Undersigned's ability to provide services to the Company. Undersigned agrees that, in performing work for the Company, Undersigned will not knowingly use any patented inventions, trade secrets, confidential information or proprietary information obtained from third parties, including any prior employer or any other organization or individual. Undersigned will not bring onto the premises of the Company any unpublished document or other property containing proprietary information or trade secrets belonging to Undersigned's former or concurrent employers or companies, unless consented to in writing by said employers or companies.

      17. The restrictions against competition and disclosure set forth above are considered by the parties to be reasonable for the purposes of protecting the business of the Company, its subsidiaries and its affiliates. However, if any such restriction is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

      18. The parties hereto understand and intend that each restriction agreed to by Undersigned herein shall be construed as separable and divisible from every other restriction, and the un enforceability, in whole or in part, of any such restriction,


                                   Exhibit 1
                                       2

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            in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

      19. Undersigned acknowledges that the Company is relying upon the representations and covenants contained in this Agreement as an inducement to permit Undersigned to provide services in connection therewith to permit Undersigned to have continued access to Information and Trade Secrets.

      20. This Agreement shall be governed by the laws of the State of New York (without reference to its rules as to conflicts of laws). Undersigned and the Company specifically consent to the jurisdiction of the courts of the State of New York or the United States District Courts for the Southern or Eastern Districts of New York over any action or arbitration arising out of or related to this Agreement and consent to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint therein directed to Undersigned at the address of Undersigned's residence (as reflected in the Company's records or otherwise designated by Undersigned on 30 days' prior written notice to the Company) and to the Company's designated agent for service of process.


Dated
     --------------------------------     -----------------------------------
                                          Daniel M. Mulvena


                                   Exhibit 1
                                       3

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                                   APPENDIX A

      I have made or improved the following Inventions and claim sole right to them. I include below the names of co-inventors or employers to whom I owe a continuing obligation with respect to these Inventions.

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Dated
      ------------------------------          ----------------------------------
                                              Daniel M. Mulvena


                                   Exhibit 1
                                       4

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